UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act 1934

Date of Report (Date of earliest event reported)

November 14, 2017

The Estée Lauder Companies Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

212-572-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Estée Lauder Companies Inc. (the “Company”) held its Annual Meeting of Stockholders on November 14, 2017. Each share of Class A Common Stock was entitled to one vote per share, and each share of Class B Common Stock was entitled to ten votes per share. The matters voted upon and the results of the combined votes of Class A Common Stock and Class B Common Stock are set forth below.

Proposal One:  Election of Directors.  Stockholders elected each of the following nominees as director to hold office until the 2020 Annual Meeting (i.e. as a Class III Director) and until his or her successor is elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charlene Barshefsky	1,602,517,791	11,136,092	9,259,372
Wei Sun Christianson	1,606,948,774	6,705,109	9,259,372
Fabrizio Freda	1,609,333,317	4,320,566	9,259,372
Jane Lauder	1,602,121,848	11,532,035	9,259,372
Leonard A. Lauder	1,602,064,322	11,589,561	9,259,372

The continuing Class I Directors are Rose Marie Bravo, Paul J. Fribourg, Mellody Hobson, Irvine O. Hockaday, Jr. and Barry S. Sternlicht. The continuing Class II Directors are Ronald S. Lauder, William P. Lauder, Richard D. Parsons, Lynn Forester de Rothschild, and Richard F. Zannino.

Proposal Two:  Ratification of Appointment of Independent Auditors.  Stockholders approved the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending June 30, 2018.

For	Against	Abstentions	Broker Non-Votes
1,621,378,005	1,463,372	71,878	0

Proposal Three:  Advisory Vote on Executive Compensation.  Stockholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,573,123,713	35,377,410	5,152,760	9,259,372

Proposal Four: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.  Stockholders voted as follows on the frequency of the advisory vote on executive compensation:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,598,341,862	86,728	14,129,918	1,095,375	9,259,372

Taking into consideration the votes of the stockholders, the Company has determined that an advisory vote on executive compensation will be held every year until the next required advisory vote on the frequency of the advisory vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTĒE LAUDER COMPANIES INC.

Date: November 16, 2017	By:	/s/ Spencer G. Smul
Spencer G. Smul
Senior Vice President, Deputy General Counsel and Secretary